SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             APRIL 30, 2003
                             --------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


         COLORADO                0-16196                 06-1168423
         --------               --------                 ----------
(State or Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation        File Number)         Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On April 5, 2002, the Registrant entered into the First Amended and Restated Commercial Loan and Security Agreement with Webster Bank that included a revolving line of credit that matured November 30, 2002 and a term note that matures November 30, 2003. The Registrant was unable to satisfy its obligations with respect to the November 30, 2002 maturity date of the line of credit and, on February 28, 2003, the Registrant and Webster Bank signed a Modification Agreement making certain modifications and changes to the terms and conditions of each of the loans described above, including revising the maturity date of line of credit to April 30, 2003. As of April 30, 2003, the Registrant had not paid in full under the terms of the line of credit as agreed to in the Modification Agreement. At this time, Webster Bank has not taken any action against the assets of the Registrant pledged as collateral for the indebtedness and has verbally indicated to Mr. David J. Murphy, the Registrant's Chief Financial Officer, that it may enter into a second modification agreement with the Registrant. In the meantime, the Registrant continues to negotiate with other financial institutions to replace Webster Bank.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          N/A

Item 8.   Change in Fiscal Year
          ---------------------

          N/A

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
Item 9.   Regulation FD Disclosure
          ------------------------

          N/A

Item 10.  Amendments to the Registrant's Code of Ethics or Waiver of a
          ------------------------------------------------------------
          Provision of the Code of Ethics
          -------------------------------

          N/A

Item 11.  Temporary Suspension of Trading Under Registrant's Employee
          -----------------------------------------------------------
          Benefit Plans
          -------------

          N/A

Item 12.  Results of operations and Financial Condition
          ---------------------------------------------

          N/A











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
                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION


Dated:  May 6, 2003                By: /s/ David J. Murphy
                                       --------------------------
                                       David J. Murphy
                                       Chief Financial Officer









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